UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act 1934

Date of Report (Date of earliest event reported): March 15, 2011

Titan Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

Delaware	0-27436	94-3171940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Suite 505, South San Francisco, CA		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 650-244-4990

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 16, 2011, Titan Pharmaceuticals, Inc. (the “Company”) announced that it had entered into several agreements with entities affiliated with Deerfield Management, a healthcare investment fund (collectively, “Deerfield”), pursuant to which Deerfield agreed to provide $20 million in funding to the Company. Pursuant to the terms of a Facility Agreement, dated as of March 15, 2011 (the “Facility Agreement”), the Company will issue Deerfield promissory notes in the aggregate principal amount of $20 million. Under a Royalty Agreement, dated as of March 15, 2011 (the “Royalty Agreement”), the Company has agreed to pay Deerfield a portion of the royalty revenue it receives from Novartis Pharma AG, specifically, 2.5% of the aggregate royalties on net sales of Fanapt® (iloperidone), an atypical antipsychotic compound approved in the U.S. for the treatment of schizophrenia currently being marketed by Novartis. The agreements also provide the Company with the option to repurchase the royalty rights for $40 million. The Company has issued to Deerfield six-year warrants to purchase 6,000,000 shares of common stock at an exercise price of $1.57 per share. Collectively, these transactions are referred to as the “Transactions.” Funding of the Facility Agreement and the Royalty Agreement is expected to take place on or about April 4, 2011.

RBC Capital Markets acted as exclusive placement agent to the Company in connection with the Transactions.

Each of the material agreements relating to the Transactions is summarized in greater detail below. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Facility Agreement

Under the terms of the Facility Agreement, the Company will issue five-year promissory notes in the aggregate principal amount of $20 million. The facility is repayable over five years, with 10% of the principal amount due on the first anniversary, 15% due on the second anniversary, and 25% due on each of the next three anniversaries. Interest will accrue on the outstanding balance until maturity at a rate of 8.5% per annum, payable quarterly. The Company can prepay the outstanding balance at any time at 110% of the remaining principal amount. Deerfield has a put right at 110% of the principal amount in the event the Company completes a major transaction, which includes, but is not limited to, a merger or sale of the Company or the sale of Fanapt® or Probuphine™. A copy of the Facility Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Security Agreement

In connection with the Facility Agreement, Deerfield and the Company entered into a Security Agreement, dated as of March 15, 2011 (the “Security Agreement”), pursuant to which the Company has granted Deerfield a security interest in substantially all of the assets of the Company; provided, however, that Deerfield’s security interest expressly excludes any interest in Probuphine™ that may be licensed, transferred, assigned, sold and/or contributed by the Company to any unaffiliated third party, thereby allowing the Company to retain the ability to enter into an agreement with respect to the licensing or partnering of Probuphine™. A copy of the Security Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Royalty Agreements

In connection with the Transactions, Deerfield acquired the right to receive 2.5% of the aggregate royalties on net sales of Fanapt®, which is a portion of the royalty revenue the Company is entitled to receive from Novartis under the terms of a Sublicense Agreement between the Company and Novartis. The terms of the royalty rights are governed by the Royalty Agreement, together with an Equity Option Agreement and a Royalty Repurchase Agreement, each dated as of March 15, 2011 (collectively, the “Royalty Agreements”). Payments in respect of the royalty right are required to be made no later than 60 days following the end of each of the Company’s first three fiscal quarters, and no later than 120 days following the end of the Company’s fourth fiscal quarter. The Royalty Agreement contains customary representations, warranties and covenants for a transaction of this type, including covenants requiring the Company to (i) keep accurate records of net sales of Fanapt® , and (ii) not take any action that would have the effect of reducing net sales of Fanapt® or impair the ability of Deerfield to receive amounts due under the Royalty Agreement.

The Royalty Agreements provide the Company the option to repurchase the royalty rights from Deerfield at any time for $40,000,000. If the Company exercises its option, any further royalty payments to Deerfield will cease.

The Royalty Agreement, Equity Option Agreement and Royalty Repurchase Agreement are attached as Exhibits 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Warrant to Purchase Common Stock

In connection with the Transactions, the Company issued to Deerfield six-year warrants to purchase an aggregate of 6,000,000 shares of common stock at an exercise price of $1.57 per share, representing a 10% premium to the closing bid price on the date of issuance (the “Warrants”). The Warrants contain weighted average anti-dilution protection for future securities issuances by the Company, subject to certain exclusions, and other customary provisions, and default provisions entitling the holder to the issuance of penalty shares or cash payments upon the occurrence of certain events.

In connection with the issuance of the Warrants, the Company entered into a Registration Rights Agreement, dated as of March 15, 2011, pursuant to which the Company has agreed to file, no later than April 14, 2011, a registration statement with the Securities and Exchange Commission (the “SEC”) covering the resale of the shares of common stock issuable upon exercise of the Warrants. The form of the Warrants and the Registration Rights Agreement are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

The sale of the Warrants was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Warrants and the securities to be issued upon exercise of the Warrants have not been registered under the Securities Act or state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

4.1	Form of Warrant

4.2	Registration Rights Agreement, dated as of March 15, 2011

10.1	Facility Agreement, dated as of March 15, 2011, by and among the Company, Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., Deerfield Special Situations Fund, L.P., and Deerfield Special Situations Fund International Limited

10.2	Security Agreement, dated as of March 15, 2011, by and among the Company, Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., Deerfield Special Situations Fund, L.P., and Deerfield Special Situations Fund International Limited

10.3	Royalty Agreement, dated as of March 15, 2011 by and among the Company, Deerfield Private Design Fund II, L.P., Deerfield Special Situations Fund, L.P. and Deerfield TTNP Corporation

10.4	Equity Option Agreement, dated as of March 15, 2011, by and among the Company, Deerfield TTNP Corporation, Deerfield Private Design International II, L.P., and Deerfield Special Situations Fund International Limited

10.5	Royalty Repurchase Agreement, dated as of March 15, 2011, by and among the Company, Deerfield Private Design Fund II, L.P., and Deerfield Special Situations Fund, L.P.

99.1	Press Release dated March 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN PHARMACEUTICALS, INC.

By:	/s/ Sunil Bhonsle
Name:	Sunil Bhonsle
Title:	President

Dated: March 18, 2011

Exhibit Index

Exhibit No.	Description

4.1	Form of Warrant

4.2	Registration Rights Agreement, dated as of March 15, 2011

10.1	Facility Agreement, dated as of March 15, 2011, by and among the Company, Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., Deerfield Special Situations Fund, L.P., and Deerfield Special Situations Fund International Limited

10.2	Security Agreement, dated as of March 15, 2011, by and among the Company, Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., Deerfield Special Situations Fund, L.P., and Deerfield Special Situations Fund International Limited

10.3	Royalty Agreement, dated as of March 15, 2011 by and among the Company, Deerfield Private Design Fund II, L.P., Deerfield Special Situations Fund, L.P. and Deerfield TTNP Corporation

10.4	Equity Option Agreement, dated as of March 15, 2011, by and among the Company, Deerfield TTNP Corporation, Deerfield Private Design International II, L.P., and Deerfield Special Situations Fund International Limited

10.5	Royalty Repurchase Agreement, dated as of March 15, 2011, by and among the Company, Deerfield Private Design Fund II, L.P., and Deerfield Special Situations Fund, L.P.

99.1	Press Release dated March 16, 2011